Exhibit 10.3

EXECUTION VERSION

THIRD AMENDMENT TO CREDIT AGREEMENT

This THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is dated as of September 25, 2019, and effective in accordance with Section 3 below, by and among SPARTAN MOTORS, INC. (the “Company”), SPARTAN MOTORS USA, INC., SPARTAN MOTORS GLOBAL, INC., UTILIMASTER SERVICES, LLC, SMEAL HOLDING, LLC, SMEAL SFA, LLC, SMEAL LTC, LLC, and FORTRESS RESOURCES, LLC (collectively, with the Company, the “Borrowers”), the Guarantors (as defined in the Credit Agreement referred to below) party hereto, the Lenders referred to below and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as administrative agent for the Lenders (“Administrative Agent”).

STATEMENT OF PURPOSE:

WHEREAS, the Borrowers, certain financial institutions party thereto (the “Lenders”) and the Administrative Agent have entered into that certain Credit Agreement dated as of August 8, 2018 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”, and as amended by this Amendment, the “Credit Agreement”);

WHEREAS, the Borrowers have requested, and subject to the terms and conditions set forth herein, the Administrative Agent and the Lenders party hereto have agreed, to amend the Existing Credit Agreement as more specifically set forth herein;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.     Capitalized Terms. All capitalized undefined terms used in this Amendment (including, without limitation, in the introductory paragraph and the statement of purpose hereto) shall have the meanings assigned thereto in the Credit Agreement (as amended by this Amendment).

Section 2.     Amendment to Existing Credit Agreement. Effective as of the Amendment Effective Date (as defined below), the parties hereto agree that Section 2.05(a) of the Existing Credit Agreement is amended and restated to read as follows:

“General. Subject to the terms and conditions set forth herein, the Swingline Lender agrees to make Swingline Loans to the Borrowers from time to time during the Availability Period, in an aggregate principal amount at any time outstanding that will not result in (i) the aggregate principal amount of outstanding Swingline Loans exceeding $30,000,000, (ii) the sum of the total Revolving Credit Exposures exceeding the total Revolving Credit Commitments, (iii) the aggregate principal amount of outstanding Floorplan Swingline Loans exceeding $25,000,000 (the “Floorplan Swingline Commitment”), and (iv) the aggregate principal amount of outstanding W/C Swingline Loans exceeding $5,000,000; provided that the Swingline Lender shall not be required to make a Swingline Loan to refinance an outstanding Swingline Loan. Notwithstanding anything herein to the contrary, for purposes of determining the amount of the Loans and Letters of Credit that may be made under this Agreement, the Administrative Agent may assume that the aggregate amount of the Swingline Loans made by the Swingline Lender is $30,000,000, absent a written agreement to the contrary among the Company, the Swingline Lender and the Administrative Agent. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrowers may borrow, prepay and re-borrow Swingline Loans.”

Section 3.     Conditions to Effectiveness. This Amendment shall be deemed to be effective upon the Administrative Agent’s receipt of this Amendment duly executed by each of the Borrowers, the Guarantors, the Administrative Agent, the Required Lenders and the Swingline Lenders (such date, the “Amendment Effective Date”).

Section 4.     Representations and Warranties. By its execution hereof, each Borrower hereby represents and warrants to the Administrative Agent and the Lenders that, as of the date hereof after giving effect to this Amendment:

(a)     each of the representations and warranties made by the Borrowers in or pursuant to the Loan Documents is true and correct in all material respects (except to the extent that such representation and warranty is subject to a materiality or Material Adverse Effect qualifier, in which case it shall be true and correct in all respects), in each case, on and as of the date hereof as if made on and as of the date hereof, except to the extent that such representations and warranties relate to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date;

(b)     it has the right and power and is duly authorized and empowered to enter into, execute and deliver this Amendment and to perform and observe the provisions of this Amendment;

(c)     this Amendment has been duly authorized and approved by such Borrower’s board of directors or other governing body, as applicable, and constitutes a legal, valid and binding obligation of such Borrower, enforceable against such Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; and

(d)     the execution, delivery and performance of this Amendment do not conflict with, result in a breach in any of the provisions of, constitute a default under, or result in the creation of a Lien upon any assets or property of any of the Borrowers, or any of their respective Subsidiaries, under the provisions of, such Borrower’s or such Subsidiary’s organizational documents or any material agreement to which such Borrower or Subsidiary is a party.

Section 5.     Effect of this Amendment. On and after the Amendment Effective Date, references in the Credit Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, and “hereof”) and in any Loan Document to the “Credit Agreement” shall be deemed to be references to the Credit Agreement as modified hereby. Except as expressly provided herein, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect. Except as expressly set forth herein, this Amendment shall not be deemed (a) to be a waiver of, or consent to, a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document, (b) to prejudice any other right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or otherwise modified from time to time, (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrowers or any other Person with respect to any waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents or (d) to be a waiver of, or consent to or a modification or amendment of, any other term or condition of any other agreement by and among the Loan Parties, on the one hand, and the Administrative Agent or any other Lender, on the other hand.

Section 6.     Costs and Expenses. The Borrowers hereby reconfirm their obligations pursuant to Section 9.03 of the Credit Agreement to pay and reimburse the Administrative Agent and its Affiliates in accordance with the terms thereof.

Section 7.     Acknowledgments and Reaffirmations. Each Loan Party (a) consents to this Amendment and agrees that the transactions contemplated by this Amendment shall not limit or diminish the obligations of such Person under, or release such Person from any obligations under, any of the Loan Documents to which it is a party, (b) confirms and reaffirms its obligations under each of the Loan Documents to which it is a party and (c) agrees that each of the Loan Documents to which it is a party remains in full force and effect and is hereby ratified and confirmed.

Section 8.     Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

Section 9.     Counterparts. This Amendment may be executed in any number of counterparts, and by different parties hereto in separate counterparts and by facsimile signature, each of which counterparts when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

Section 10.     Electronic Transmission. Delivery of this Amendment by facsimile or pdf shall be effective as delivery of a manually executed counterpart hereof; provided that, upon the request of any party hereto, such facsimile or pdf shall be promptly followed by the original thereof.

Section 11.     Entire Agreement. This Amendment is the entire agreement, and supercedes any prior agreements and contemporaneous oral agreements, of the parties concerning its subject matter. This Amendment is a Loan Document and is subject to the terms and conditions of the Credit Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date and year first above written.

BORROWERS: SPARTAN MOTORS, INC. SPARTAN MOTORS USA, INC. SPARTAN MOTORS GLOBAL, INC. UTILIMASTER SERVICES, LLC SMEAL SFA, LLC SMEAL LTC, LLC SMEAL HOLDING, LLC FORTRESS RESOURCES, LLC

By:	/s/ Frederick J. Sohm
Name: Frederick J. Sohm Title: Treasurer

GUARANTORS: SPARTAN UPFIT SERVICES, INC. SPARTAN MOTORS GTB, LLC

By:	/s/ Frederick J. Sohm
Name: Frederick J. Sohm Title: Treasurer

Spartan Motors, Inc.

Third Amendment to Credit Agreement

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ADMINISTRATIVE AGENT AND LENDERS: WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, a Swingline Lender, an Issuing Bank and Lender

By:	/s/ Dustin Sentz
Name: Dustin Sentz Title: Vice President

Spartan Motors, Inc.

Third Amendment to Credit Agreement

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JPMORGAN CHASE BANK, N.A., as Lender

By:	/s/ Michael Hall
Name: Michael Hall Title: Authorized Officer

Spartan Motors, Inc.

Third Amendment to Credit Agreement

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PNC BANK, NATIONAL ASSOCIATION, as Lender

By:	/s/ Scott Neiderheide
Name: Scott Neiderheide Title: Vice President

Spartan Motors, Inc.

Third Amendment to Credit Agreement

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